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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference of our report dated February 22, 2000 (except Note Y, as to which the date is March 15, 2000), with respect to the consolidated financial statements of Regions Financial Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 1999 in the following Registration Statements and in the related
Prospectuses:

     Form S-8 No. 2-95291 pertaining to the 1983 Stock Option Plan;
     Form S-8 No. 33-24370 pertaining to the 1988 Stock Option Plan;
     Form S-8 No. 33-40728 pertaining to the 1991 Long-Term Incentive Plan;
     Form S-8 No. 33-58469 pertaining to the stock options assumed in the acquisition of First Community Bancshares, Inc. and the stock options assumed in the acquisition of Union Bank and Trust Company;
     Form S-8 No. 33-58979 pertaining to the 1991 Long-Term Incentive Plan;
     Form S-3 No. 33-59735 pertaining to the registration of $200,000,000 subordinated debt securities;
     Form S-8 No. 333-05281 pertaining to the stock options assumed in the acquisition of Metro Financial Corporation;
     Form S-8 No. 333-05335 pertaining to the stock options assumed in the combination with First National Bancorp;
     Form S-8 No. 333-10683 pertaining to the stock options assumed in the acquisition of Rockdale Community Bank;
     Form S-8 No. 333-10701 pertaining to the stock options assumed in the acquisition of First Gwinnett Bancshares, Inc.;
     Form S-8 No. 333-21651 pertaining to the stock options assumed in the acquisition of Florida First Bancorp, Inc.;
     Form S-8 No. 333-24265 pertaining to the Regions Financial Corporation
      Profit Sharing Plan;
     Form S-8 No. 333-28089 pertaining to the stock options assumed in the acquisition of West Carroll Bancshares, Inc.;
     Form S-8 No. 333-28091 pertaining to the stock options assumed in the acquisition of First Mercantile National Bank;
     Form S-8 No. 333-29685 pertaining to the stock options assumed in the acquisition of First Bankshares, Inc.;
     Form S-8 No. 333-30643 pertaining to the stock options assumed in the acquisition of The New Iberia Bancorp, Inc.;
     Form S-8 No. 333-43675 pertaining to the Regions Financial Corporation
      Directors' Stock Investment Plan;
     Form S-8 No. 333-43677 pertaining to the Regions Financial Corporation
      Employee Stock Purchase Plan;
     Form S-8 No. 333-43943 pertaining to the stock options assumed in the acquisition of GF Bancshares, Inc.;
     Form S-8 No. 333-49909 pertaining to the stock options assumed in the acquisition of Greenville Financial Corporation;
     Form S-8 No. 333-50665 pertaining to the stock options assumed in the acquisition of PALFED, Inc.;
     Form S-8 No. 333-53019 pertaining to the stock options assumed in the acquisition of First State Corporation;
     Form S-8 No. 333-53021 pertaining to the stock options assumed in the acquisition of First United Bancorporation;
     Form S-8 No. 333-60497 pertaining to the stock options assumed in the combination with First Commercial Corporation;
     Form S-8 No. 333-69759 pertaining to the stock options assumed in the acquisition of First Community Banking Services, Inc.;
     Form S-3 No. 333-70421 pertaining to shares issued in the acquisition of
      EFC Holdings Corporation;
     Form S-8 No. 333-72161 pertaining to the stock options assumed in the acquisition of Bullsboro BancShares, Inc.;
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     Form S-8 No. 333-72165 pertaining to the stock options assumed in the acquisition of Meigs County Bancshares, Inc.;
     Form S-8 No. 333-72389 pertaining to the stock options and warrants assumed in the acquisition of VB&T Bancshares Corp.;
     Form S-8 No. 333-76113 pertaining to the stock options assumed in the acquisition of Arkansas Banking Corporation;
     Form S-8 No. 333-86969 pertaining to the 1999 Long Term Incentive Plan; Form S-3 No. 333-86975 pertaining to additional shares issued in connection with the acquisition of EFC Holdings Corporation;
     Form S-8 No. 333-86977 pertaining to additional stock options assumed in the acquisition of PALFED, Inc.; and
     Form S-8 No. 333-95325 pertaining to the stock options assumed in the acquisition of Minden Bancshares, Inc.



                                                           /s/ ERNST & YOUNG LLP


Birmingham, Alabama
March 20, 2000